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                                                                   EXHIBIT 10.33

                 FORM OF 2000 MANAGEMENT STOCKHOLDER'S AGREEMENT

     WHEREAS, this Management Stockholder's Agreement (this "Agreement") is entered into as of June 6, 2000 (the "BASE DATE") between Amphenol Corporation, a Delaware Corporation (the "Company"), and Timothy F. Cohane (the "Management Stockholder") (the Company and the Management Stockholder being hereinafter collectively referred to as the "Parties").

     WHEREAS, the Company has asked certain senior management employees to purchase a specified number of shares of the Company's common stock (the "Common Stock") or to agree to retain options awarded under the Company's 1997 Option Plan or shares of Common Stock to be acquired upon the exercise of such options. The number of shares of Common Stock or options to be retained as a condition to receiving an option grant pursuant to the 2000 Option Plan, if any, (the "Retained Securities") is set forth on Appendix A attached hereto.

     WHEREAS, the Company has granted (and in the future may make additional grants to) certain key employees of the Company (including the Management Stockholder) options to purchase shares of the Company's Common Stock at a fixed exercise price per share (the "BASE PRICE") pursuant to the terms of the 2000 Stock Purchase and Option Plan for Key Employees of Amphenol Corporation and Subsidiaries (the "OPTION PLAN") and the related 2000 Non-Qualified Stock Option Agreement (the "2000 Options").

     WHEREAS, this Agreement is one of several other agreements ("Other Management Stockholders' Agreements") which have been, or which in the future will be, entered into between the Company and other individuals who are or will be key employees of the Company or one of its subsidiaries (collectively, the "OTHER MANAGEMENT STOCKHOLDERS").

     NOW THEREFORE, to implement the foregoing and in consideration of the grant of the Options and of the mutual agreements contained herein, the Parties agree as follows:

     1.   COMMON STOCK; ISSUANCE OF OPTIONS.

          (a) As requested, the Management Stockholder shall provide the Company with appropriate evidence of ownership of the Retained Securities.

          (b) The Company shall have no obligation to sell any Common Stock upon the exercise of an option or otherwise to any person who is a resident or citizen of a state or other jurisdiction in which the sale of Common Stock to him or her would constitute a violation of the securities or "blue sky" laws of such jurisdiction.

          (c) Subject to the terms and conditions hereinafter set forth as of the Base Date (which Base Date shall be different for future option awards, if any), the Company shall issue to the Management Stockholder the 2000 Options and the Parties shall execute and deliver to each other copies of the 2000 Non-Qualified Stock Option Agreement concurrently with the issuance of the Options.

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     2.   MANAGEMENT STOCKHOLDER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) The Management Stockholder agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (any such act being referred to herein as a "transfer") any of the Retained Securities or any of the Common Stock issuable upon exercise of the 2000 Options (the "Option Stock" and collectively with Retained Securities, the "Stock") unless such transfer compiles with Section 3 of this Agreement. If the Management Stockholder is an affiliate (as defined under Rule 405 of the rules and regulations promulgated under the Act and as interpreted by the Board of Directors of the Company) of the Company (an "Affiliate"), the Management Stockholder also agrees and acknowledges that he will not transfer any shares of the Stock unless (i) the transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act"), and in compliance with applicable provisions of state securities law or (ii) (A) counsel for the Management Stockholder (which counsel shall be reasonably acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act and (B) if the Management Stockholder is a citizen or resident of any country other than the United States, or the Management Stockholder desires to effect any transfer in any such country, counsel for the Management Stockholder (which counsel shall be reasonably satisfactory to the Company) shall have furnished the Company with an opinion or other advice reasonably satisfactory in form and substance to the Company to the effect that such transfer will comply with the securities laws of such jurisdiction. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following transfers are deemed to be in compliance with the Act and this Agreement and no opinion of counsel is required in connection therewith: (x) a transfer made pursuant to Sections 4, 8 or 9 hereof, (y) a transfer upon the death of the Management Stockholder to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Management Stockholder's Estate") or a transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of this Agreement and (z) a transfer made after the Base Date in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Management Stockholder, his spouse or his lineal descendants (a "Management Stockholder's Trust") provided that such transfer is made expressly subject to this Agreement.

          (b) The certificate (or certificates) representing the Stock shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE 2000 MANAGEMENT STOCKHOLDER'S AGREEMENT BETWEEN AMPHENOL CORPORATION ("THE COMPANY") AND THE MANAGEMENT STOCKHOLDER NAMED ON THE FACE HEREOF (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY)."

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          (c) The Management Stockholder acknowledges that he has been advised that (i) the Retained Securities have been registered on Form S-8 or otherwise under the Act and that the Company will use its reasonable best efforts to cause a Registration Statement on Form S-8 covering shares of Common Stock to be issued pursuant to the exercise of options under the 2000 Option Plan to be filed by December 6, 2001, (ii) a restrictive legend in the form heretofore set forth shall be placed on any certificates representing the Stock and (iii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on transfer and appropriate stop transfer restrictions will be issued to the Company's transfer agent with respect to the Stock. If the Management Stockholder is an Affiliate, the Management Stockholder also acknowledges that (1) the Option Stock must be held indefinitely and the Management Stockholder must continue to bear the economic risk of any investment in the Option Stock unless it is subsequently registered under the Act or an exemption from such registration is available (2) when and if shares of the Option Stock may be disposed of without registration in reliance on Rule 144 of the rules and regulations promulgated under the Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule or (3) if the Rule 144 exemption is not available, public sale without registration will require compliance with some other exemption under the Act.

          (d) If any shares of the Stock are to be disposed of in accordance with Rule 144 under the Act or otherwise, the Management Stockholder shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission (the "SEC").

          (e) The Management Stockholder agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act (other than registration of securities issued under an employee plan), the Management Stockholder will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement from the time of the receipt of a notice from the Company that the Company has filed or imminently intends to file such registration statement to, or within 180 days after, the effective date of such registration statement, unless otherwise agreed to in writing by the Company.

          (f) The Management Stockholder represents and warrants that (i) with respect to Retained Securities, if any, he has received and reviewed the document(s) comprising the Prospectus (the "Prospectus") relating to Retained Securities, if any, and the documents referred to therein, certain of which documents set forth the rights, preferences and restrictions relating to the Stock and (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Retained Securities, if any, and to verify the information contained in the Prospectus and the information received as indicated in this Section 2(f)(ii), and he has relied solely on such information.

          (g) The Management Stockholder further represents and warrants that
(i) his financial condition is such that he can afford to bear the economic risk of holding the Retained Securities,

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if any, for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his or her investment in the Retained Securities, if any, (iii) he understands and has taken cognizance of all risk factors related to the purchase of the Retained Securities, if any, including those set forth in the Prospectus referred to above, and (iv) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Retained Securities, if any, as contemplated by this Agreement.

     3.   RESTRICTION ON TRANSFER

          Except for transfers permitted (a) by clause (x), (y) and (z) of
Section 2(a), (b) by a sale of shares of Stock pursuant to an effective registration statement under the Act filed by the Company and (c) pursuant to the Sale Participation Agreement dated as of June 6, 2000 (the "2000 Sales Participation Agreement"), the Management Stockholder agrees that he will not transfer any share of the Stock at any time prior to June 6, 2005. No transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect. Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 3 shall lapse and be of no further force and effect upon the occurrence of a Control Event. For purposes of this Section 3, a "Control Event" shall be deemed to have occurred at such time as (i) a person or group that is not the Partnership and NXS (as hereinafter defined), or an affiliate of the Partnership or NXS, holds a greater percentage of the total outstanding shares of the Company (on a fully diluted basis) than that held by the Partnership and NXS (and any of their affiliates) AND (ii) a person or group that is not the Partnership, NXS (and any of their affiliates) has the ability to elect more members of the Board of Directors of the Company than the Partnership, NXS or any of their affiliates.

     4. THE MANAGEMENT STOCKHOLDER'S SALE OF STOCK AND 2000 OPTIONS UPON THE MANAGEMENT STOCKHOLDER'S RETIREMENT, DEATH OR DISABILITY OR IN CASE OF CERTAIN TERMINATIONS OF EMPLOYMENT.

          Except as otherwise provided herein, Management Stockholder may not sell or transfer any Stock prior to June 6, 2005 unless (i) the Management Stockholder has retired from the Company or its subsidiary at age 65 or over (or such other age as may be approved by the Compensation Committee of the Board of Directors of the Company), or (ii) the Management Stockholder dies, or (iii) the Management Stockholder becomes permanently disabled. In such instances the Management Stockholder, the Management Stockholder's Estate or a Management Stockholder's Trust, as the case may be, shall have the right to sell all or any portion of the shares of Stock then held by the Management Stockholder, the Management Stockholder's Estate and/or the Management Stockholder's Trust, as the case may be in an open market transaction free of any continuing restrictions under this Agreement. For purposes of this Agreement, the Management Stockholder shall be deemed to have a "permanent disability" if the Management Stockholder is unable to engage in the activities required by the Management Stockholder's job by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

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     5.   DEFINITIONS

          (a) For purposes of this Agreement the following definitions shall apply: "Cause" shall mean (i) the Management Stockholder's willful and continued failure to perform Management Stockholder's duties with respect to the Company or its subsidiaries which continues beyond ten days after a written demand for substantial performance is delivered to Management Stockholder by the Company or
(ii) misconduct by Management Stockholder involving (x) dishonesty or breach of trust in connection with Management Stockholder's employment or (y) conduct which would be a reasonable basis for an indictment of Management Stockholder for a felony or for a misdemeanor involving moral turpitude or (z) which the Committee determines is likely to result in a demonstrable injury to the Company; and "Good Reason" shall mean (i) reduction in Management Stockholder's base salary (other than a broad based salary reduction program affecting many members of management), (ii) a substantial reduction in Management Stockholder's duties and responsibilities other than as approved by the Chief Executive Officer of the Company as of the date of this Agreement, (iii) the elimination or reduction of the Management Stockholder's eligibility to participate in the Company's benefit programs that is inconsistent with the eligibility of similarly situated employees of the Company to participate therein, or (iv) a transfer of the Management Stockholder's primary workplace by more than fifty
(50) miles form the workplace as of the date hereof.

          (b) For purposes of this Agreement, the KKR 1996 Fund L.P., a Delaware limited partnership shall mean the "Partnership" and NXS Associates, L.P., a Delaware limited partnership shall mean "NXS".

     6. STOCK ISSUED TO MANAGEMENT STOCKHOLDER UPON EXERCISE OF STOCK 2000 OPTIONS; TERMINATION OF 2000 OPTIONS

          (a) The Company may from time to time grant to the Management Stockholder, in addition to the 2000 Options, options under the 2000 Option Plan to purchase shares of Common Stock at a different Base Price. Subsequent option awards, if any, under the 2000 Option Plan shall be subject to the terms and conditions of this Agreement.

          (b) The Company will use its reasonable best efforts to cause a Registration Statement of Form S-8 covering shares of Common Stock to be issued pursuant to the exercise of options under the 2000 Option Plan to be filed by December 6, 2001.

     7.   THE COMPANY'S REPRESENTATIONS AND WARRANTIES

          (a) The Company represents and warrants to the Management Stockholder that (i) this Agreement has been duly authorized, executed and delivered by the Company and (ii) the Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

          (b) The Company will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Management Stockholder to sell shares of Stock without registration under the Act within the limitations of the exemptions provided by (A) Rule 144 under the Act, as such Rule may be amended from time to time, or (B) any similar rule or

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regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 7(b), the Company may de-register under Section 12 of the Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder and, in such circumstances, shall not be required hereby to file any reports which may be necessary in order for Rule 144 or any similar rule or regulation under the Act to be available. Nothing in this Section 7(b) shall be deemed to limit in any manner the restrictions on sales of Stock otherwise contained in this Agreement.

     8.   "PIGGYBACK" REGISTRATION RIGHTS.

          (a) The Company will promptly notify the Management Stockholder in writing (a "Notice") of any proposed registration (a "Proposed Registration") in connection with any offering of shares of Common Stock held by the Partnership or NXS or their affiliates. If within 2 business days of the receipt by the Management Stockholder of such Notice, the Company receives from the Management Stockholder, the Management Stockholder's Estate or the Management Stockholder's Trust a written request (a "Request") to register and sell shares of Stock held by the Management Stockholder, the Management Stockholder's Estate or the Management Stockholder's Trust (which Request to register and sell will be irrevocable regardless of the final offering price and underwriters discounts, unless otherwise mutually agreed to in writing by the Management Stockholder and the Company), shares of Stock will be so registered and sold as provided in this Section 8; PROVIDED, HOWEVER, that for each such registration statement only one Request, which shall be executed by the Management Stockholder, the Management Stockholder's Estate or the Management Stockholder's Trust, as the case may be, may be submitted for all registrable securities held by the Management Stockholder, the Management Stockholder's Estate or the Management Stockholder's Trust.

          (b) The maximum number of shares of Stock which will be registered pursuant to a Request will be the lowest of (i) the number of shares of Stock then held by the Management Stockholder (which for purposes of this subparagraph
(b) shall include shares held by the Management Stockholder's Estate or a Management Stockholder's Trust), including all shares of Stock which the Management Stockholder is then entitled to acquire under an unexercised Option to the extent then vested and exercisable or (ii) the maximum number of shares of Stock which the Company can register in the Proposed Registration without adverse effect on the offering in the view of the managing underwriters (reduced pro rata with all Other Management Stockholders) as more fully described in subsection (c) of this Section 8 or (iii) the maximum number of shares which the Management Stockholder and all Other Management Stockholders (pro rata based upon the aggregate number of shares of Stock the Management Stockholder and all Other Management Stockholders have requested to registered) are permitted to register under the 2000 Registration Rights Agreement.

          (c) If a Proposed Registration involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of shares of Stock requested to be included in the Proposed Registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the shares of Stock offered to the public as contemplated by the Company, then the Company will include in the Proposed Registration (i) first, 100% of the shares of Stock the Company proposes to sell and (ii) second, to the extent of the number of shares of Stock requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the

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adverse effect referred to above, the number of shares of Stock which the selling stockholders, including without limitation, the Management Stockholder and Other Management Stockholders, have requested to be included in the Proposed Registration, such amount to be allocated pro rata among all requesting selling stockholders on the basis of the relative number of shares of Stock then held by each such selling stockholders (provided that any shares thereby allocated to any such selling stockholders that exceed such selling stockholder's request will be reallocated among the remaining requesting selling stockholders in a like manner).

          (d) Upon delivering a Request, the Management Stockholder will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Company with respect to the shares of Stock to be registered pursuant to this Section 8 (a "CUSTODY AGREEMENT AND POWER OF ATTORNEY"). The Custody Agreement and Power of Attorney will provide, among other things, that the Management Stockholder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Management Stockholder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Management Stockholder's behalf with respect to the matters specified therein.

          (e) The Management Stockholder agrees that he or she will execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 8.

          (f) Notwithstanding anything herein to the contrary, the Committee acting in its sole discretion may elect not to notify any Management Stockholder of a Proposed Registration or may elect not to include any Management Stockholder's Stock in the Proposed Registration notwithstanding Management Stockholder's Request and absent an indication from the managing underwriters that inclusion of such Management Stockholder's Stock in the Proposed Registration will have an adverse effect on the offering; PROVIDED HOWEVER that should the Committee elect not to provide notice of a Proposed Registration to such Management Stockholder or not to include any such Stock in the Proposed Registration, the Committee shall cause the Company to offer to purchase such Stock from any such Management Stockholder at the price that the Management Stockholder would have received had he received notice of and/or elected to participate in the Proposed Registration.

     9.   RIGHTS TO NEGOTIATE PURCHASE.

          Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Stock or 2000 Options from the Management Stockholder, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the Parties.

     10.  NOTICE OF CHANGE OF BENEFICIARY.

          Immediately prior to any transfer of Stock to a Management Stockholder's Trust, the Management Stockholder shall provide the Company with a copy of the instruments creating the Management Stockholder's Trust and with the identity of the beneficiaries of the Management

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Stockholder's Trust. The Management Stockholder shall notify the Company immediately prior to any change in the identity of any beneficiary of the Management Stockholder's Trust.

     11.  EXPIRATION OF CERTAIN PROVISIONS.

          The provisions contained in Section 2(e), 3 and 4 of this Agreement, and the portion of any other provisions of this Agreement which incorporate the provisions of such Sections, shall terminate and be of no further force or effect upon (i) the sale of all or substantially all of the assets of the Company to a person or group that is not an affiliate of Kohlberg Kravis Roberts & Co. L.P. ("KKR"), (ii) an acquisition of voting stock of the Company resulting in more than 50% of the voting stock of the Company being held by a person or group that does not include KKR or any of its affiliates or (iii) the consummation of a merger, reorganization, business combination or liquidation of the Company, but only if such merger, reorganization, business combination or liquidation results in the Partnership or NXS or any affiliate or affiliates thereof, together no longer having the power (a) to elect a majority of the Board of Directors of the Company or such other corporation which succeeds to the Company's rights and obligations pursuant to such merger, reorganization, business combination or liquidation, or (b) if the resulting entity of such merger, reorganization, business combination or liquidation is not a corporation, to select the general partner(s) or other persons or entities controlling the operations and business of the resulting entity. Such provisions and the portion of any other provisions of this Agreement which incorporate such provisions shall also terminate and be of no further force and effect if the Management Stockholder's employment is terminated.

     12.  RECAPITALIZATIONS, ETC.

          The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the 2000 Options, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of the Stock or the 2000 Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

     13.  MANAGEMENT STOCKHOLDER'S EMPLOYMENT BY THE COMPANY.

          Nothing contained in this Agreement or in any other agreement entered into by the Company and the Management Stockholder contemporaneously with the execution of this Agreement (i) obligates the Company or any subsidiary of the Company to employ the Management Stockholder in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary) from terminating the employment of the Management Stockholder at any time or for any reason whatsoever, with or without Cause, and the Management Stockholder hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Management Stockholder concerning the Management Stockholder's employment or continued employment by the Company or any subsidiary of the Company.

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     14.  STATE SECURITIES LAWS.

          The Company hereby agrees to use its best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Stock and the issuance of the 2000 Options to the Management Stockholder.

     15.  BINDING EFFECT.

          The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Management Stockholder hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

     16.  AMENDMENT.

          This Agreement may be amended only by a written instrument signed by the Parties hereto.

     17.  APPLICABLE LAW.

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Management Stockholder, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Connecticut, and the Management Stockholder hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Management Stockholder appoints The Corporation Trust Company, at its office in Wilmington, Delaware, as the case may be, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Management Stockholder in the manner provided in
Section 20 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Management Stockholder, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Management Stockholder hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Connecticut, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Connecticut, and the Management Stockholder hereby irrevocably waives any right

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which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, or proceeding. Each Party hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

     18.  MISCELLANEOUS.

          In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the world "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

     19.  NOTICES.

          All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by overnight delivery or telecopy, to the Party to whom it is directed:

          (a) If to the Company, to it at the following address:

                 Amphenol Corporation
                 358 Hall Avenue
                 Wallingford, Connecticut 06492

                 Attn.: Martin Loeffler
                 Phone: (203) 265-8730
                 Fax:   (203) 265-8628

                 with a copy to:

                 c/o Kohlberg Kravis Roberts & Co.
                 2800 Sand Hill Road Suite 200
                 Menlo Park, California 94025

                 Attn.: Michael Michelson
                 Phone: (650) 233-6560
                 Fax:   (650) 233-6554

          (b) If to the Management Stockholder, to him at the address set forth below his signature;

               or at such other address as either Party shall have specified by notice in writing to the other.

     20.  COVENANT NOT TO COMPETE; CONFIDENTIAL INFORMATION.

          (a) In consideration of the Company entering into this Agreement with the Management Stockholder, the Management Stockholder hereby agrees that for so long as the Management Stockholder is employed by the Company or one of its subsidiaries and for a period of one year

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thereafter (the "Noncompete Period"), the Management Stockholder shall not, directly or indirectly, engage in the production, sale or distribution of any product produced, sold, distributed or which is in development by the Company or its subsidiaries on the date hereof or during the Noncompete Period anywhere in the world in which the Company or its subsidiaries is doing business other than through the Management Stockholder's employment with the Company or any of its subsidiaries.

          (b) In the event that the Management Stockholder's employment is terminated by the Management Stockholder for Good Reason or by the Company without Cause, then as additional required consideration for the Management Stockholder's covenant not to compete, the Company shall pay the Management Stockholder salary continuation in an amount equal to 50% of such Management Stockholder's base salary on the date of the termination of the Management Stockholder's employment for the Noncompete Period. In the event that the Management Stockholder's employment with the Company or any of its subsidiaries is terminated by the Management Stockholder without Good Reason or by the Company with Cause, then the Company shall not be required to pay the Management Stockholder any additional consideration for the Management Stockholder's covenant to compete.

          (c) At the Company's option, the Noncompete Period may be extended for an additional one year period if (i) within nine months of the termination of the Management Stockholder's employment, the Company gives the Management Stockholder notice of such extension and (ii) beginning with the first anniversary of such termination, the Company agrees to continue to pay the Management Stockholder salary continuation an amount equal to 50% of the Management Stockholder's base salary. Each amount referred to in the preceding two paragraphs shall be paid in installments in a manner consistent with the then current salary payment policies of the Company. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, joint venture of otherwise, and shall include any direct or indirect participation in such enterprise as a consultant, licensor of technology or otherwise. During the Noncompete Period the Management Stockholder shall be free to work in any employment approved by the Chief Executive Officer of the Company which approval shall not be unreasonably withheld. Such approved employment shall not serve to reduce any payment that the Management Stockholder is receiving pursuant to this provision.

          (d) The Management Stockholder will not disclose or use at any time any Confidential Information (as defined below) of which the Management Stockholder is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by the Management Stockholder's performance of duties, if any, assigned to the Management Stockholder by the Company. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or its subsidiaries in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures, (iii) designs,
(iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers, vendors and clients and customer, vendors or client lists, (x) personnel information, (xi) other copyrightable works,
(xii) all technology and trade secrets, and (xiii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date the Management

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                                       12

Stockholder proposes to disclose or use such information. The Management Stockholder acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related information which relate to the actual or anticipated business of the Company and its subsidiaries (including its predecessors) and conceived, developed or made by the Management Stockholder while employed by the Company or its subsidiaries belong to the Company. The Management Stockholder will perform all actions reasonably requested by the Company (whether during or after employment with the Company or the Noncompete Period) to establish and confirm such ownership at the Company's expense (including without limitation assignments, consents, powers of attorney and other instruments). If the Management Stockholder is bound by any other agreement with the Company regarding the use or disclosure of the Confidential Information, the provisions of this Agreement shall be read in such a way as to further restrict and not to permit any more extensive use or disclosure of confidential information.

          (e) Notwithstanding clauses (a), (b), (c) and (d) above, if at any time a court holds that the restrictions stated in such clauses (a), (b), (c) and (d) are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or area. Because the Management Stockholder's services are unique and because the Management Stockholder has had access to Confidential Information, the parties hereto agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                              AMPHENOL CORPORATION

                                              By:  /s/ Martin H. Loeffler
                                                 ----------------------------
                                                   Martin H. Loeffler
                                                   Chairman, President & CEO

                                              MANAGEMENT STOCKHOLDER:

                                              /s/ Timothy F. Cohane
                                              -------------------------------
                                              Print Name:  Timothy F. Cohane

                                              65, Pine Brook Court,
                                              Cheshire, CT 06410
                                              -------------------------------
                                              Home Address

                                              203-272-2664
                                              -------------------------------
                                              Home Phone (Please Complete)

                                              N/A - No Home Fax
                                              -------------------------------
                                              Home FAX (Please Complete)
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                                      13


APPENDIX A

RETIRED SHARES/OPTIONS

    33,333 Options